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PRIME MANAGEMENT OBLIGATIONS FUND
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A Portfolio of Money Market Obligations Trust
Institutional Shares
Institutional Capital Shares
Institutional Service Shares

Supplement to Prospectus dated September 30, 2005

A Special Meeting of Shareholders of Prime Management Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust (the "Trust"), will be held on May 31, 2006 at 2:00 p.m., Eastern time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000. At the meeting, shareholders will be asked to vote on the following proposals:

1.    To amend the  fundamental  investment  limitation  regarding each Fund's ability to lend its assets; and

2.    To transact such other  business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed March 23, 2006, as the record date for determination of shareholders entitled to vote at the meeting.

March 23, 2006

Cusip 60934N 11 2
Cusip 608919 84 1
Cusip 608919 83 3


34502 (3/06)